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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) August 26, 2002


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





    New York                        1-9860                22-1927534

(State or other jurisdiction     (Commission            (IRS Employer
  of incorporation)               File Number)           Identification No.)






Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

   (Address of principal executive offices)               (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)








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Item 9.  Regulation FD Disclosure.

On August 26, 2002, Barr Laboratories, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the fiscal year ended June 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-K was accompanied by a certification of Bruce L. Downey, Chairman of the Board and Chief Executive Officer of the Company, and William T. McKee, Chief Financial Officer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.



Exhibit Number       Exhibit
--------------       -------

   99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002







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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARR LABORATORIES, INC.

Date: August 26, 2002               /s/ William T. McKee
                                    --------------------------------------
                                    William T. McKee
                                    Senior Vice President, Chief Financial
                                    Officer, Treasurer and Secretary